EXHIBIT 32



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      In connection with the Transition Report of Synergy Resources Corporation
(the "Company") on Form 10-K for the period ending August 31, 2008 as filed with the Securities and Exchange Commission (the "Report"), Ed Holloway, the Company's Principal Executive and Frank L. Jennings, the Company's Principal Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.


January 26, 2009                   By: /s/ Ed Holloway
                                       ------------------------------------
                                       Ed Holloway, Principal Executive Officer


                                   By: /s/ Frank L. Jennings
                                       ---------------------------------
                                       Frank L.Jennings, Principal Financial
                                         Officer